Exhibit 99.1

FedEx names John W. Dietrich as Executive Vice President and Chief Financial Officer

Additional organizational changes implemented to support ongoing transformation

MEMPHIS, Tenn. (July 17, 2023) – FedEx Corp. (NYSE: FDX) today announced the appointment of John W. Dietrich, formerly the Chief Executive Officer of Atlas Air Worldwide, to Executive Vice President and Chief Financial Officer, effective Aug. 1, 2023. The company also announced strategic shifts within the Finance organization to further bolster its ongoing transformation.

As previously announced, Executive Vice President and Chief Financial Officer Michael C. Lenz will transition out of his role on July 31, 2023 and will remain with the company as a Senior Advisor until Dec. 31, 2023 to help ensure a smooth transition.

Additional changes in the Finance organization include:

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Jennifer L. Johnson, corporate vice president and principal accounting officer, is assuming an expanded role with the consolidation of the company’s international accounting teams into one global organization under her responsibility. Johnson also has responsibility for all controllership functions, including the consolidations process, SEC reporting, statutory reporting, and Sarbanes-Oxley compliance.

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Leslie M. Benners, senior vice president of finance and former CFO of FedEx Office and FedEx Services, is now leading the company’s sourcing and procurement efforts with a globally consolidated team, providing greater focus on driving efficiencies to reduce the cost base across the enterprise.

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Claude F. Russ, currently COO of FedEx Dataworks and former CFO of FedEx Freight, is joining the corporate Finance team as Corporate Vice President of Finance Transformation to provide oversight and accountability for the execution and measurement of enterprise financial objectives. This work will be enabled by the DRIVE transformation framework in which Russ has played a key leadership role to date. He also brings with him deep experience in financial planning and analysis and revenue management from prior roles at FedEx.

“The evolution of our Finance leadership team is critical to our transformation as we continue to build a more intelligent, flexible and efficient network,” said Raj Subramaniam, president and chief executive officer. “I am pleased to welcome John to FedEx. He is an accomplished and seasoned leader in the transportation industry whose unique combination of financial and operational expertise is a strong complement to the existing executive leadership team at this important time for the company. His appointment, along with the other strategic changes within the Finance leadership team, will further strengthen our ability to generate efficiencies, improve margins, and enhance returns.”

Dietrich held numerous leadership roles at Atlas Air Worldwide since 1999, including serving as President and Chief Executive Officer, and member of the Board of Directors since 2020. He has more than 30 years of experience in the aviation and air cargo industries. Dietrich was appointed President of Atlas Air Worldwide in 2019 and served as COO with responsibility for all aspects of the company’s global operations from 2006 until assuming the CEO position in 2020. Prior to joining Atlas Air Worldwide, Dietrich worked for United Airlines for 13 years. Dietrich currently serves as Chairman of the National Defense Transportation Association, a director on the board of AAR Corporation, a member of the Board of Governors of the International Air Transport Association, and a member and former Chairman of the National Air Carrier Association.

“I am thrilled to be joining the FedEx team to support and advance DRIVE and other important corporate initiatives to foster greater efficiencies, manage costs, and provide innovative solutions that benefit the entire organization,” Dietrich said. “Together, we will deliver on the tremendous opportunity FedEx has to expand margins and improve returns as we build off a lower cost base, which will deliver significant long-term value for our stockholders. And we will do this while continuing to provide the outstanding level of service that is synonymous with the FedEx brand.”

In their new and expanded roles, Johnson, Benners, and Russ will report to Dietrich along with a deep bench of other senior finance leaders overseeing areas that include Treasury, Tax, Internal Audit, and Financial Planning & Analysis.

Corporate Overview

FedEx Corp. (NYSE: FDX) provides customers and businesses worldwide with a broad portfolio of transportation, e-commerce and business services. With annual revenue of $90 billion, the company offers integrated business solutions through operating companies competing collectively, operating collaboratively and innovating digitally as one FedEx. Consistently ranked among the world’s most admired and trusted employers, FedEx inspires its 530,000 employees to remain focused on safety, the highest ethical and professional standards and the needs of their customers and communities. FedEx is committed to connecting people and possibilities around the world responsibly and resourcefully, with a goal to achieve carbon-neutral operations by 2040. To learn more, please visit fedex.com/about.

Certain statements in this press release may be considered forward-looking statements, such as statements regarding expected cost savings, the planned consolidation of operating companies, future financial targets, business strategies, management’s views with respect to future events and financial performance, and the assumptions underlying such expected cost savings, targets, strategies, and statements. Forward-looking statements include those preceded by, followed by or that include the words “will,” “may,” “could,” “would,” “should,” “believes,” “expects,” “forecasts,” “anticipates,” “plans,” “estimates,” “targets,” “projects,” “intends” or similar expressions. Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, economic conditions in the global markets in which we operate; our ability to successfully implement our business strategy and global transformation program and consolidate our operating companies into one organization, effectively respond to changes in market dynamics, align our cost base with demand and achieve the anticipated operational efficiencies and network flexibility, reductions to our permanent cost structure and other benefits of such strategies and actions; our ability to achieve our cost reduction initiatives and financial performance goals; the timing and amount of costs related to our global transformation program and other ongoing initiatives; damage to our reputation or loss of brand equity; changes in the business or financial soundness of the U.S. Postal Service or its relationship with FedEx, including strategic changes to its operations to reduce its reliance on the air network of FedEx Express; our ability to meet our labor and purchased transportation needs while controlling related costs; a significant data breach or other disruption to our technology infrastructure; the impact of a widespread outbreak of an illness or any other communicable disease or public health crises; anti-trade measures and additional changes in international trade policies and relations; the effect of any international conflicts or terrorist activities, including as a result of the current conflict between Russia and Ukraine; changes in fuel prices or currency exchange rates, including significant increases in fuel prices as a result of the ongoing conflict between Russia and Ukraine and other geopolitical and regulatory developments; our ability to match capacity to shifting volume levels; the effect of intense competition; an increase in self-insurance accruals and expenses; failure to receive or collect expected insurance coverage; our ability to effectively operate, integrate, leverage, and grow acquired businesses and realize the anticipated benefits of acquisitions and other strategic transactions; noncash impairment charges related to our goodwill and certain deferred tax assets; the future rate of e-commerce growth and levels of inventory restocking; passenger airline cargo capacity; evolving or new U.S. domestic or international laws and government regulations, policies, and actions; future guidance, regulations, interpretations, challenges, or judicial decisions related to our tax positions; legal challenges or changes related to service providers engaged by FedEx Ground and the drivers providing services on their behalf and the coverage of U.S. employees at FedEx Express under the Railway Labor Act of 1926, as amended; our ability to quickly and effectively restore operations following adverse weather or a localized disaster or disturbance in a key geography; any liability resulting from and the costs of defending against litigation; our ability to achieve our goal of carbon-neutral operations by 2040; and other factors which can be found in FedEx Corp.’s and its subsidiaries’ press releases and FedEx Corp.’s filings with the SEC. Any forward-looking statement speaks only as of the date on which it is made. We do not undertake or assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

Media Contact: Rachael Simmons, 901.434.8100

IR Contact: Mickey Foster, 901.818.7468